Exhibit 10.4

                         DATED THE 10TH DAY OF JULY 2006

                         -------------------------------


                                     BETWEEN

                            XIAMEN INTERNATIONAL BANK

                                 SHANGHAI BRANCH

                                    as Lender

                                       AND

                     YONGCHEN INTERNATIONAL SHIPPING LIMITED

                                   as Borrower

                          ----------------------------

                                 LOAN AGREEMENT

                               up to US$1,200,000

                            ------------------------








                             HOLMAN FENWICK & WILLAN

                                   15th Floor,

                                   Tower One,

                                  Lippo Centre,

                                  89 Queensway,

                                    Hong Kong

                                Tel. 852 25223006

                                Fax. 852 28778110

                                Ref. CMF/2629673

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                                      INDEX

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CLAUSE

1. PURPOSE, DEFINITIONS AND INTERPRETATION

2. REPRESENTATIONS AND WARRANTIES

3. THE LOAN

4. DRAWDOWN AND ACCOUNTS

5. REPAYMENT AND PREPAYMENT

6. INTEREST

7. PAYMENTS AND APPLICATION OF FUNDS

8. SECURITY

9. RETENTIONS 10. VALUATIONS

11. FEES

12. CONDITIONS PRECEDENT

13. REVIEW OF INSURANCES

14. UNDERTAKINGS OF THE BORROWER

15. EVENTS OF DEFAULT

16. INDEMNITIES AND EXPENSES

17. ASSIGNMENTS AND TRANSFERS

18. CHANGES IN CIRCUMSTANCES

19. SET-OFF AND LIEN

20. MISCELLANEOUS

21. FURTHER ASSURANCE

22. NOTICES

23. APPLICABLE LAW AND JURISDICTION

24. AGENTS AND REPRESENTATIVES

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THIS AGREEMENT is made the   10th    day of July 2006



BETWEEN:

(1) XIAMEN INTERNATIONAL BANK, acting through its SHANGHAI BRANCH with its place of business at 1A, Majesty Building, 138 Pu Dong Road, Shanghai, PRC ("the Lender")

AND:

(2) YONGCHEN INTERNATIONAL SHIPPING LIMITED, a company incorporated in Hong Kong with its registered office at 16B, EIB Centre, 40 Bonham Strand, Hong Kong ("the Borrower").

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.       PURPOSE, DEFINITIONS AND INTERPRETATION

1.1 This Agreement sets out the terms and conditions upon which the Lender will make available to the Borrower a loan of up to United States Dollars One Million Two Hundred Thousand only (US$1,200,000) to re-finance the acquisition costs of M.V. "QIAO YIN" currently flying the Panamanian flag and provisionally registered under the name of the Borrower with registration no.31755-PEXT-2.

1.2 In this Agreement the following expressions shall have the following meanings:

         "Banking Day" means a day (excluding Saturdays and Sundays) on which dealings in deposits in Dollars may be carried out in the London Interbank Market and on which banks and foreign exchange markets are open for business in London and (if payment is required to be made on such day) in New York City and the place to which such payment is required to be made;

         "Default Rate" means the annual rate of interest determined in accordance with Clause 6.4;

         "Dollars" (and the signs "$" or "US$") means the lawful currency for the time being of the United States of America;

         "Drawdown Date" means the Banking Day on which the Borrower specifies that it requires funds to be made available pursuant to Clause 4;

         "Earnings" means all moneys whatsoever (and all claims for such moneys) due or to become due to or for the account of the Borrower at any time during the Security Period arising out of

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         the use of or operation of the Vessel, including (but not limited to)
         all freight, hire and passage moneys, compensation payable to the Borrower in the event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys, contributions in general average, damages for breach (or payments for variation or termination) of any charterparty or other contract for employment of the Vessel, together with the benefit of any guarantee, indemnity or other security which may at any time be given to the Borrower as security for the payment of such moneys;

         "Event of Default" means any of the events listed in Clause 15 or described as such in any other of the Security Documents;

         "Guarantors" means a) HUI MING INTERNATIONAL SHIPPING COMPANY LIMITED, a company incorporated in the British Virgin Islands with its registered office at [ ]; AND b) HUISHENG INTERNATIONAL SHIPPING LIMITED, a company incorporated in Hong Kong with its registered office at [ ]; AND c) Mr. ZHANG XIN YU, holder of PRC Identity Card No. 330106196712050119 and PRC Passport No.G05852055 of 5F, Loft 8,
         Hi-Shanghai, 950 Dalian Road, Shanghai, PRC;

         "Insurances" means all policies and contracts of insurance (including all entries of the Vessel in a protection and indemnity association and a war risks association) which are from time to time taken out or entered into in respect of the Vessel or her Earnings or otherwise howsoever (as specified in greater detail in the Security Documents) and all benefits of such policies and contracts, including all claims of whatsoever nature and return of premiums;

         "Interest Date" means a date upon which interest is due and payable on the Outstanding Principal or, as the context requires, any part thereof, subject as provided in Clauses 6.1 and 18, the last day of each Interest Period;]

         "Interest Period" means, in relation to the Loan or the Outstanding Principal or, as the context requires, any part thereof, each period selected by the Borrower or otherwise determined under Clause 6.2 or determined in accordance with Clause 18 as the period for the calculation of the Interest Rate applicable thereto;

         "Interest Rate" means, in relation to the Loan or the Outstanding Principal or, as the context requires, any part thereof, the rate of interest which is either (a) determined by the Lender as provided by Clause 6.3 or (b) where the Lender is unable so to determine a rate in accordance with Clause 6.3, determined in accordance with Clause 18;

         "Loan" means the sum of up to US$1,200,000 to be advanced by the Lender to the Borrower hereunder;


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         "Outstanding Indebtedness" means the aggregate of the Outstanding
         Principal, all interest accrued on the Outstanding Principal, and all other sums of money whatsoever from time to time due or owing to the Lender under or pursuant to the Security Documents;

         "Outstanding Principal" means the principal amount of the Loan advanced and for the time being outstanding;

         "PRC" means The People's Republic of China;

         "Repayment Date" means each of the Banking Days upon which a Repayment Instalment is due and payable in accordance with Clause 5.1;

         "Repayment Instalment" means each of the instalments of the Outstanding Principal becoming due on a Repayment Date in accordance with Clause 5.1;

         "Requisition Compensation" means all moneys or other compensation payable during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel otherwise than by requisition for hire;

         "Security Documents" means this Agreement, the documents specified in Clause 8 and any and every other document from time to time executed to secure all or any of the obligations of the Borrower to the Lender under this Agreement;

         "Security Period" means the period from the date of this Agreement until full and final discharge of the security created by the Security Documents by payment of the Outstanding Indebtedness;

         "Total Loss" means (a) actual, constructive, compromised, agreed or arranged total loss of the Vessel; or (b) requisition for title or other compulsory acquisition of the Vessel, otherwise than by requisition for hire; or (c) capture, seizure, arrest, detention or confiscation of the Vessel, by any government or by any persons acting or purporting to act on behalf of any government, unless the Vessel be released and restored to the Borrower within one (1) month thereafter; and

         "US$ PRIME" means such US$ lending rate as may form time to time be determined / published by the Lender;

         "Vessel" means the 1,907 GRT, 871 NRT Panamanian flagged "QIAO YIN" currently registered under the ownership of the Borrower with registration no.31755-PEXT-2.

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1.3      The following expressions shall be construed in the following manner:

         "Lender" includes the successors and assigns of the Lender;

         "Borrower" includes the successors and permitted assigns of the Borrower;

         "Guarantor" includes the successors and permitted assigns of the Guarantor;

         "person" includes a corporate entity and any body of persons, corporate or unincorporate;

         "subsidiary" and "holding company" have the meanings given to them by the PRC Companies Law;

         "taxes" includes all present and future income, corporation and value-added taxes and all stamp and other taxes, duties, levies, imposts, deductions, charges and withholdings whatsoever, together with interest thereon and penalties with respect thereto, if any, and any payments of principal, interest, charges, fees or other amounts made on or in respect thereof, and references to "tax" and "taxation" shall be construed accordingly.

1.4 Unless the context otherwise requires, words in the singular include the plural and vice versa.

1.5 References to any document include the same as varied, supplemented or replaced from time to time.

1.6 References to any enactment include re-enactments, amendments and extensions thereof.

1.7 Clause headings are for convenience of reference only and are not to be taken into account in construction.

1.8 Unless otherwise specified, references to Clauses and Recitals are to Clauses of and the Recitals to this Agreement.


2. REPRESENTATIONS AND WARRANTIES

2.1 The Borrower represents and warrants that the following matters are true at the date of this Agreement, and agrees that the representations and warranties set out in this Clause 2.1 shall survive the execution of this Agreement and shall be deemed to be repeated on the Drawdown Date and on each Interest Date with reference to the facts and circumstances then subsisting, as if made on such date:

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         2.1.1      the Borrower is a company duly incorporated with limited
                    liability, validly existing and in good standing under the laws of Hong Kong, with full power to own its property and assets and to carry on its business as it is now being conducted;

         2.1.2 the Borrower has complied with all statutory and other requirements relevant to its business;

         2.1.3 the entry into and performance by the Borrower of this Agreement and the other Security Documents are within the corporate powers of the Borrower and have been duly authorised by all necessary corporate actions and approvals;

         2.1.4 the entry into and performance by the Borrower of this Agreement and the other Security Documents do not and will not contravene in any respect any law, regulation or contractual restriction which does, or may, bind the Borrower or any of its assets, and do not and will not result in the creation or imposition of any security interest, lien, charge, or encumbrance on any of its assets in favour of any party other than the Lender;

         2.1.5 all licences, authorisations, approvals and consents necessary for the entry into, performance, validity, enforceability or admissibility in evidence of this Agreement and the other Security Documents have been obtained and are in full force and effect, true copies have been delivered to the Lender and there has been no breach of any condition or restriction imposed in this respect;

         2.1.6 when duly executed and delivered, and where applicable registered, each of this Agreement and the other Security Documents will constitute the legal, valid and binding obligations of the parties thereto and will create a perfected security interest with the required priority in the assets and revenues intended to be covered thereby, enforceable against the parties thereto in accordance with their respective terms, except insofar as enforcement may be limited by any applicable laws relating to bankruptcy, insolvency, administration and similar laws affecting creditors' rights generally;

         2.1.7 the Borrower is not in breach of any law, governmental directive, guideline or policy statement, whether having the force of law or not, and it is not in default under any agreement to which it is party or by which it may be bound, and no litigation, arbitration, tax claim or administrative proceeding is current or pending or (to its knowledge) threatened, which, if adversely determined, would have a materially detrimental effect on its financial condition;

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         2.1.8      there is no continuing Event of Default nor has any event
                    occurred which, with the giving of notice and/or lapse of time and/or satisfaction of any other condition, would constitute an Event of Default;

         2.1.9 the choice of PRC law to govern this Agreement and, where applicable, the other Security Documents and the submission by the Borrower to the non-exclusive jurisdiction of the PRC courts are valid and binding, and the Borrower is not entitled to claim any immunity in relation to itself or its assets under any law or in any jurisdiction in connection with any legal proceedings, set-off or counterclaim relating to this Agreement or the other Security Documents or in connection with the enforcement of any judgement or order arising from such proceedings;

         2.1.10 the financial and other information supplied to the Lender by or on behalf of the Borrower in connection with the negotiation and the preparation of this Agreement or delivered to the Lender pursuant to this Agreement is true and accurate in all material respects when given, and does not contain any misstatement of fact or omit any material fact;

         2.1.11 the Borrower's financial condition has suffered no material deterioration since that condition was last disclosed to the Lender;

         2.1.12 all payments to be made by the Borrower under this Agreement and the other Security Documents may be made free and clear of and without deduction or withholding for or on account of any taxes, and neither this Agreement nor any of the other Security Documents is liable to any registration charge or any stamp, documentary or similar taxes imposed by any authority, including without limitation, in connection with the admissibility in evidence of any thereof;

         2.1.13 the Borrower does not have any established place of business other than in Hong Kong;

         2.1.14 the Borrower's obligations under this Agreement and the other Security Documents will rank at least pari passu with all of its other unsecured and unsubordinated obligations and liabilities from time to time outstanding, other than as preferred by statute.

2.2      The Borrower further represents and warrants that on the Drawdown Date:

         2.2.1 the Vessel is / will be duly registered under and in accordance with the laws of the Panama flag in the sole ownership of the Borrower and will comply with all relevant laws, regulations and requirements (statutory or otherwise) applicable to

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                    ships registered under such flag and engaged in the service in which the Vessel is or is to be engaged;

         2.2.2 the Borrower is / will be the sole, legal and beneficial owner of the Vessel, and neither the Vessel nor the Insurances, Earnings or Requisition Compensation will be subject to any lien, charge or encumbrance of any kind whatsoever other than such as may be constituted by the Security Documents; and

         2.2.3 the Vessel will be insured in accordance with the provisions of the Security Documents, and all the requirements contained in the Security Documents relating to the Insurances and the noting of the Lender's interest thereon will have been satisfied.

3. THE LOAN

3.1 Subject to the provisions of this Agreement and in reliance upon (inter alia) the representations and warranties in Clause 2, the Lender agrees to advance the Loan to the Borrower on the Drawdown Date.

3.2 The Loan will be available to be drawn in one amount on the Drawdown Date and is to be applied exclusively for the purposes referred to in Clause 1.1 above.

3.3 The Lender will have no liability whatsoever to advance the Loan or any part of the Loan after 30th November 2006 and any part of the Loan which has not been advanced to the Borrower at close of business on such date shall be cancelled.

4. DRAWDOWN AND ACCOUNTS

4.1 The Borrower may draw the Loan upon giving the Lender notice in writing not later than 10:00 a.m. London time three (3) Banking Days before the proposed Drawdown Date, which notice shall:

         4.1.1      be effective on receipt by the Lender;

         4.1.2 specify the Banking Day upon which the Loan is required, which must be a Banking Day on or before 30th November 2006;

         4.1.3 specify the Borrower's choice of duration of the first Interest Period;

         4.1.4 give full details of the place and account, which must be acceptable to the Lender, to which the proceeds of the Loan are to be paid;

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         4.1.5      constitute a representation and warranty in the terms of
                    Clause 2; and

         4.1.6      be irrevocable.

4.2 Notwithstanding the giving of notice pursuant to Clause 4.1, the Lender will not be obliged to disburse any funds until all the conditions set out in Clause 12 have been satisfied.

4.3 Subject to the provisions of this Agreement, the Lender will advance the Loan to the Borrower on the Drawdown Date in Dollars in immediately available funds by paying the same in accordance with the notice of drawdown given by the Borrower.

4.4 The Lender will open and maintain on its books accounts showing the amount advanced by it to the Borrower and the amounts of all payments of principal, interest and other moneys falling due and received by the Lender. The Borrower's obligation to repay the Outstanding Principal, to pay interest thereon and to pay all other sums due under the Security Documents shall be conclusively evidenced (in the absence of manifest error) by the entries from time to time made in the accounts opened and maintained under this Clause 4.4.

5. REPAYMENT AND PREPAYMENT

5.1 Subject to the provisions of this Agreement, the Borrower shall repay the Outstanding Principal by 36 monthly instalments. The 1st to the 35th instalments shall be for US$33,000 each and the 36th (last) instalments shall be for US$45,000. Each such instalments is to be paid on last calendar day falling at successive monthly intervals and the first instalment shall be paid on the last calendar day in the month next after the Drawdown Date provided that, where the last calendar day in any month is not a Banking Day, the relevant Repayment Date shall fall on the immediately preceding Banking Day.

5.2      The Borrower shall have the right, upon giving not less than thirty
         (30) Banking Days' notice in writing to the Lender, to prepay without penalty (but upon reimbursements to the Lender all costs occasioned by such early repayment to be determined by the Lender), the Outstanding Principal, in whole or in part, on any Interest Date applicable thereto, provided that:

         5.2.1 any prepayment of part of the Outstanding Principal must be in a minimum amount of US$100,000, or otherwise be an integral multiple thereof, and will be applied by the Lender in or towards the discharge of the remaining Repayment Instalments in inverse order of maturity;

         5.2.2 each prepayment must be made together with the accrued interest on the amount


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                    prepaid and all other sums payable in respect thereof under the provisions of this Agreement and, in the case of prepayment of the whole of the Outstanding Principal, shall be accompanied by payment of all other Outstanding Indebtedness; and

         5.2.3 any such notice of prepayment given by the Borrower under this Clause 5.2 shall be effective on receipt by the Lender and shall be irrevocable once given and the Borrower shall be bound to make such prepayment in accordance therewith.

5.3 If the Vessel becomes a Total Loss the Borrower shall prepay the Outstanding Principal together with all other Outstanding Indebtedness within ninety (90) days following the occurrence of the Total Loss.

5.4 Except as specifically provided in this Agreement or in any other of the Security Documents, in the absence of an Event of Default and demand for repayment by the Lender, the Lender shall not be obliged to accept any other prepayment of the whole or any part of the Outstanding Principal.

5.5 Any part of the Outstanding Principal which is repaid or prepaid by the Borrower may not be redrawn.

6.       INTEREST

6.1 Subject to the provisions of this Agreement, the Borrower shall pay interest on the Outstanding Principal, or on any part thereof, at the Interest Rate applicable thereto, in arrears on the last day of each Interest Period applicable thereto.

6.2 The Interest Period shall be three (3) calendar months save that the first Interest Period shall be the number of days remaining in the month of the Drawdown Date plus three (3) months such that the Interest Date shall fall on the last calendar day of a month. Each subsequent Interest Period shall commence on the last day of the immediately preceding Interest Period. If the last day of any Interest Period would otherwise fall on a day which is not a Banking Day, that Interest period shall be shortened so as to end on the immediately preceding Banking Day.

6.3 Subject to the provisions of this Agreement, the Interest Rate applicable to the Loan or the Outstanding Principal or any part thereof for each Interest Period relating thereto shall be US$ PRIME.

6.4 Without prejudice to any other remedy of the Lender, if the Borrower fails to pay on the due date any sum (whether of principal, interest or otherwise) due under any one or more of the

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         Security Documents, interest will accrue, and become payable upon demand by the Lender, upon the sum unpaid from and including the date upon which it fell due for payment until the date of actual payment by the Borrower (as well after as before judgment) at 150% of US$ PRIME. Any such interest which is not paid when due shall be compounded at the end of each such Interest Period or other period determined by the Lender for so long as it remains unpaid.

6.5 The Lender will notify the Borrower of each determination of a rate of interest under this Agreement and any of the other Security Documents and the duration of each Interest Period, in each case promptly upon the determination thereof. The certificate or determination of the Lender as to the rate and amount of interest from time to time payable by the Borrower under this Agreement and any of the other Security Documents shall, except in the case of manifest error, for all purposes be conclusive and binding on the Borrower.

7. PAYMENTS AND APPLICATION OF FUNDS

7.1 Unless otherwise specified by the Lender, all moneys to be paid by the Borrower under this Agreement and any of the other Security Documents shall be paid to the Lender on their due dates in Dollars, in funds which are for same day settlement in the New York Clearing House Interbank Payments System (or in such other Dollar funds as shall for the time being be customary for settlement of international banking transactions in Dollars), not later than 10:00 a.m. (London time), to:

         [                                  ]


         under advice to the Lender, and bear as reference the name "QIAO YIN - mortgage repayment". The Lender shall have the right to change the place or account for payment upon giving five (5) Banking Days' prior written notice to the Borrower.

7.2 All payments due shall be made on a Banking Day. If the due date for payment falls on a day which is not a Banking Day, the payment or payments due shall be made on the immediately preceding Banking Day.

7.3 All payments to be made by the Borrower under this Agreement and any of the other Security Documents shall be made without set-off or counterclaim, and free and clear of, and without deduction for or on account of, any present or future taxes, unless the Borrower is compelled by law to make payment subject to any such tax.

7.4 If the Borrower is compelled by law to make payment subject to such taxes, the Borrower will pay the Lender such additional amounts as may be necessary to ensure that the Lender

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          receives a net amount equal to the full amount which the Lender would have received had such payment not been subject to such taxes. The Borrower shall promptly notify the Lender upon its becoming aware of such requirement and deliver to the Lender copies of the receipts from the relevant government authority or body evidencing the due and punctual payment of such taxes.

7.5 All payments of interest and other payments of an annual or periodic nature to be made by the Borrower shall accrue from day to day and be calculated on the basis of the actual number of days elapsed and a three hundred and sixty (360) day year.

7.6 Except as otherwise specifically provided in this Agreement or in any other of the Security Documents, all moneys received or recovered by the Lender under the Security Documents will, after discharging the cost (if any) incurred in collecting such moneys, be applied as follows:

         FIRST, in or towards payment of all moneys expended or liabilities incurred by the Lender in respect of expenses, fees or charges relating to the preparation, completion and registration of the Security Documents or in respect of the protection, maintenance or enforcement of the security they create;

         SECONDLY, in or towards the satisfaction of any amounts forming the balance of the Outstanding Indebtedness which are then due and payable, whether by reason of payment demanded or otherwise, in such order of application as the Lender may think fit;

         THIRDLY, at the Lender's discretion, in retention on suspense account of such amount as the Lender may consider appropriate to secure the discharge of any part of the Outstanding Indebtedness not then due and payable, and, upon the same becoming due and payable, in or towards the discharge thereof in accordance with the foregoing provisions of this Clause 7.6; and

         FOURTHLY, the balance (if any) shall be paid to the Borrower or other person entitled.

         The Borrower irrevocably waives any rights of appropriation to which it may be entitled.

8.       SECURITY

8.1 As security for the payment of the Outstanding Indebtedness the Borrower shall execute, deliver to, and (where appropriate) register in favour of, the Lender, in form and substance satisfactory to the
         Lender:

         8.1.1      a first priority Panamanian mortgage over the Vessel; and

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         8.1.2      a first priority assignment of the Insurances, Earnings and
                    Requisition Compensation of the Vessel, incorporating, or together with, such specific assignments of any charterparties, contracts of affreightment or other contracts of employment of the Vessel, as the Lender may at its discretion require.

8.2 As further security for the payment of the Outstanding Indebtedness the Borrower shall cause to be delivered to the Lender, and (where appropriate) registered in favour of the Lender a guarantee(s) in form and substance satisfactory to the Lender duly executed by the Guarantors of the Borrower's obligations hereunder.

9.       RETENTIONS

9.1 The Borrower shall establish and maintain with the Lender an account(s) and shall procure that throughout the Security Period, unless and until the Lender directs otherwise, all Earnings of the Vessel as they fall due shall be paid and credited to such account.

9.2 Notwithstanding anything to the contrary contained in this Agreement, so long as the Borrower remains under any liability (whether actual or contingent) in respect of the Outstanding Indebtedness, the Lender shall be entitled to withhold payment (up to the amount of such actual or contingent liability) of any moneys from time to time standing to the credit of any of the accounts for the time being of the Borrower with the Lender and to refuse payment upon any negotiable instrument (up to the amount of such actual or contingent liability).

9.3 The Lender is irrevocably authorised by the Borrower to apply, on each Interest Date and Repayment Date, any and all amounts on the Borrower's in pro tanto satisfaction of the Borrower's obligations to the Lender under Clauses 5 and 6.

9.4 On or at any time after the happening of an Event of Default, or the happening of any event which with the giving of notice and/or the lapse of time and/or the satisfaction of any other condition would constitute an Event of Default, the Lender shall forthwith become entitled to direct that the Earnings of the Vessel be paid to such place and account as the Lender may think fit, and following such Event of Default (without prejudice to the Lender's rights under Clause 19) at any time and without notice to the Borrower to appropriate all or any of the moneys standing to the credit of the Borrower's account and any moneys in respect of Earnings which may thereafter be received by the Lender and apply the same in or towards the discharge of the Outstanding Indebtedness in accordance with Clause 7.6.

9.5 All bank, exchange, telegraph and other charges in connection with the inward and outward remittance of moneys to and from the Borrower's accounts shall be for the account of the

         Borrower, and the Lender shall be entitled, and is irrevocably and unconditionally authorised, to debit the amount of such charges to the account concerned, as and when such charges are incurred.

9.6 Nothing in this Clause 9, whether express or implied, shall relieve the Borrower of its absolute and unconditional obligations to repay the Outstanding Principal, to pay interest thereon and to pay all other sums from time to time due, owing or payable hereunder and under any of the other Security Documents.

9.9 Unless otherwise agreed in writing, any amounts for the time being standing to the credit of the Borrower's account held with the Lender shall earn interest at the rate from time to time offered by the Lender to its customers for deposits in Dollars in similar amounts and for similar periods.

10.      VALUATIONS

10.1 The Lender may at any time and from time to time arrange for valuations of the Vessel to be carried out in order to determine its market value in accordance with Clause 10.2 below. Such valuations (which, at the discretion of the Lender, may be carried out with or without a physical inspection of the Vessel) shall be made in Dollars, (on the basis of a sale for prompt delivery, charter-free, at arm's length between a willing seller and a willing buyer) by a shipbroker or shipbrokers nominated or approved by the Lender. The cost of all such valuations shall be for the account of the Borrower, and the Borrower shall provide all such assistance as the Lender may require to enable such valuations to be carried out.

10.2 For the purposes of this Clause 10.2, the "market value" of the Vessel shall be determined by taking the average of the valuations of the Vessel made by two shipbrokers nominated or approved by the Lender. The Borrower agrees to accept any such average valuation as conclusive evidence of the market value of the Vessel at the date of the valuation. In the event that the market value of the Vessel, as determined in the manner provided above, is less than 130% of the amount of the Outstanding Principal, then the Borrower shall, within fourteen (14) days of a demand by the Lender to that effect, at the sole option of the Lender, either provide the Lender with additional security for the Outstanding Indebtedness acceptable to the Lender, or prepay such part of the Outstanding Principal as will ensure that immediately following such prepayment the market value of the Vessel is not less than Outstanding Principal.

11.      FEES

11.1 The Borrower shall pay to the Lender on the Drawdown Date or 30th November 2006 (whichever is the earlier) all set-up fees, costs and out-of pocket expenses including all inspections, valuations, registration, documentation and legal fees in connection with the Loan.

11.2 The above mentioned fee shall be payable whether or not the Loan is drawn and shall not be returnable in any event.

12. CONDITIONS PRECEDENT

12.1 The Lender will not be obliged to advance the Loan or any part thereof unless and until it has received notice of drawdown from the Borrower in accordance with Clause 4, as well as the fee payable to it under Clause 11.1.

12.2 It shall be a further condition precedent to the advance of the Loan that the Lender or its legal advisers have received the following, in form and substance satisfactory to them.

         12.2.1 copies, certified as true by the secretary or a director of the Borrower, of the Certificate of Incorporation and the Memorandum and Articles of Association or equivalent constitutional documents of the Borrower;

         12.2.2 a certificate of good standing or other evidence that the Borrower is in good standing in its country of incorporation;

         12.2.3 a certificate of incumbency of the Borrower, signed by the secretary or a director of the Borrower, stating its officers and directors, and containing specimens of each of their signatures;

         12.2.4 a certificate as to the shareholding of the Borrower, signed by the secretary or a director of the Borrower, stating the full names and addresses of the person or persons legally and beneficially entitled as shareholders/stockholders of the entire issued and outstanding shares/stock of the Borrower;

         12.2.5 copies, certified as true by the secretary or a director of the Borrower, of resolutions duly passed by the directors and shareholders of the Borrower evidencing approval of the transactions contemplated by this Agreement and the other Security Documents and authorising the execution of the same;

         12.2.6 the original of any power of attorney issued by the Borrower in favour of any person or persons executing this Agreement and the other Security Documents;

         12.2.7 in respect of every other party to the Security Documents (other than the Lender), the same documents, mutatis mutandis, as those to be provided in Clause 12.2.1 to 12.2.6 inclusive above in respect of the Borrower (and in case of an individual, a certified copy of his/her Identity Card or Passport and proof of residential address);

         12.2.8 copies, certified as true by the Secretary or a director of the Borrower, of all licences, authorisations, approvals and consents required in connection with the execution, delivery, performance, validity and enforceability of the Security Documents;

         12.2.9 evidence, by way of copy policies, cover notes and certificates of entry, that insurance (including mortgagee's interest insurance; if applicable) in respect of the Vessel has been effected in accordance with the stipulations of the Security Documents and that the Lender's interest has been or will be noted thereon, together with letters of undertaking from the relevant brokers, protection and indemnity and war risks associations and a favourable written opinion from insurance brokers nominated by the Lender as to the quality of the Insurances of the Vessel;

         12.2.10 valuations of the Vessel conducted on the basis referred to in Clause 10, dated not earlier than one (1) month prior to the Drawdown Date, showing the market value of the Vessel to be not less than 130% of the amount of the Loan;

         12.2.11 a survey report in terms satisfactory to the Lender on the physical condition of the Vessel from an independent marine surveyor appointed or approved by the Lender;

         12.2.12 a copy, certified as true by the secretary or a director of the Borrower, of any management agreement entered into by the Borrower in respect of the Vessel with managers approved by the Lender;

         12.2.13 evidence that the Vessel is duly registered under the Panamanian flag in the sole ownership of the Borrower;

         12.2.14 the Security Documents specified in Clause 8 and all documents, instruments, notices and acknowledgements thereto required under the Security Documents duly executed, and, in the case of the first priority Panamanian mortgage of the Vessel to be executed pursuant to Clause 8, evidence that the same has been duly registered or is capable of immediate registration with the required priority in the appropriate register;

         12.2.15 such duly completed mandate forms and other documents as the Lender may require for the opening of accounts by the Borrower with the Lender;

         12.2.16 confirmation from the agents in PRC nominated in this Agreement and elsewhere in the Security Documents by the Borrower, the Guarantor and any other party to the Security Documents for the acceptance of service of process, that they consent to such nomination;

         12.2.17 favourable opinions from the Lender's legal advisers with respect to the Borrower, the Guarantor and any other party to the Security Documents, and the overall transaction contemplated by this Agreement, in such terms as the Lender may require;

         12.2.18 such evidence as the Lender may require that the warranties and representations contained in Clause 2 are true and correct at the Drawdown Date, that none of the circumstances specified in Clause 18.1 or 18.2 is subsisting and that no Event of Default, or event which with the giving of notice and/or lapse of time and/or the satisfaction of any other condition would constitute an Event of Default, has occurred or will arise following the advance of the Loan;

         12.2.19 proof that there is a time charterparty in place in respect of the Vessel in form and substance acceptable to the Lender with a daily rate of not less than US$2,200 for a minimum period of 36 calendar months from the Drawdown Date (and a certified copy of such time charterparty).

12.3 Without prejudice to the foregoing provisions of this Clause 12, if the Lender in its absolute discretion makes the Loan (or any part of the Loan) available notwithstanding that one or more of the conditions precedent specified above remains unsatisfied on the Drawdown Date, then the Borrower shall procure the satisfaction of such condition or conditions precedent within fourteen (14) days thereafter or such longer period as the Lender may in its absolute discretion agree in writing.

13. REVIEW OF INSURANCES

         The Lender shall be entitled, at any time and from time to time, to obtain from insurance brokers appointed by itself, at the Borrower's expense, a written opinion as to the quality of the Insurances of the Vessel. If the Lender is not satisfied that the Insurances provide the Lender with good and adequate security, the Lender may, by written notice to that effect, require the Borrower to place, or procure the placing of, further and additional insurances and/or to amend or procure the amendment of the existing Insurances, whether through the existing brokers or otherwise. On receipt of such notice, the Borrower must effect or procure the effecting of such additions and/or amendments to the Insurances within fourteen (14) days.

14. UNDERTAKINGS OF THE BORROWER

14.1     The Borrower shall throughout the Security Period:

         14.1.1 perform and observe the several covenants and obligations imposed upon it under the Security Documents;

         14.1.2 ensure that the Earnings of the Vessel are paid, and that the persons from whom the Earnings are from time to time due are instructed to pay them, to the Earnings Account, unless and until the Lender directs otherwise;

         14.1.3 inform the Lender promptly of any litigation, arbitration, tax claim or administrative proceeding instituted or (to its knowledge) threatened and of any other occurrence of which it becomes aware which might materially adversely affect its ability, or the ability of any other party to the Security Documents, to perform their respective obligations under the Security Documents, or which might materially adversely affect the security constituted by the Security Documents;

         14.1.4 maintain its corporate existence as a company duly organised and validly existing in its place of incorporation, and obtain and maintain in force, and promptly furnish certified copies to the Lender of, all licences, authorisations, approvals and consents, and do all other acts and things, which may from time to time be necessary or desirable for the continued due performance of its obligations under the Security Documents or which may be required for the validity, enforceability or admissibility in evidence of the Security Documents;

         14.1.5 ensure that its obligations under the Security Documents rank at least pari passu with all its other present, future and/or contingent unsecured and unsubordinated obligations;

         14.1.6 conduct its business in a proper and efficient manner and not change the nature, organisation or conduct of its business or conduct any business other than that of ownership of the Vessel;

         14.1.7 promptly after the happening of any Event of Default or any event which with the giving of notice and/or lapse of time and/or satisfaction of any other condition would constitute an Event of Default, notify the Lender of such event and of the steps (if any) which are being taken to remedy it;

         14.1.8 maintain adequate and sufficient insurance on and over the Vessel, in respect of hull, machinery and equipment, marine and war risks (including excess risks), protection and indemnity risks and (if appropriate) oil pollution liability, on terms satisfactory to the Lender, and through such brokers, and with such insurers, underwriters and war risks and/or protection and indemnity associations as the Lender in its discretion approves, in such amounts in Dollars as shall from time to time be approved by the Lender, but in any event:

                    (a) in respect of hull, machinery and equipment, marine and war risks (including excess risks), for not less than whichever is the greater of the full market value of the Vessel and 130% of the amount of the Loan; and

                    (b) in respect of protection and indemnity risks and (if applicable) oil pollution liability, for an unlimited amount if available and otherwise for the maximum amount obtainable from the protection and indemnity association in which the Vessel is from time to time entered;

                    and otherwise in accordance with the provisions of the Security Documents;

         14.1.9 pay to the Lender on demand all premiums and other amounts payable by the Lender in effecting and maintaining mortgagees interest insurance policies in respect of the Vessel, in the name of the Lender, in such amounts in Dollars, on such terms and conditions and through such brokers and with such insurers and underwriters as the Lender may in its discretion determine, provided that the amount insured in each case shall not exceed 130% of the amount of the Loan;

         14.1.10 pay all taxes, assessments and other governmental charges as they fall due, except to the extent that the Borrower is contesting the same in good faith by appropriate proceedings and has set aside adequate reserves for their payment if such proceedings fail;

         14.1.11 keep proper books of account in respect of its business and whenever so requested by the Lender make the same available for inspection by or on behalf of the Lender;

         14.1.12 provide the Lender within 120 days of the end of each financial year of the Borrower with copies of the profit and loss account and balance sheet of the Borrower, prepared in a form consistent with generally accepted accounting principles and practices consistently applied and audited by auditors previously approved in writing by the Lender;

         14.1.13 provide the Lender with such other financial and other information concerning the Borrower and its affairs and the Vessel as the Lender may from time to time reasonably require, including (but without limitation) full information regarding the employment, condition, geographical position, crewing and engagements of the Vessel and particulars of all contracts concerning the Vessel;

         14.1.14 (if the Lender considers that the financial position or prospects of the Borrower are deteriorating), give independent auditors appointed to carry out an audit and inspection of its affairs every assistance in that regard;

         14.1.15 promptly, at the request of the Lender from time to time, provide the Lender with a certificate signed by the chief financial officer or chief executive officer of the Borrower confirming that the Borrower is, as at the date of such certificate, in compliance with its obligations under the Security Documents and that no Event of Default has occurred, or, if any has occurred, none is continuing;

         14.1.16 maintain at all times organisation and personnel which are in the opinion of the Lender adequate to provide sufficient management, agency, financial, secretarial and other services for the Vessel;

         14.1.17 to implement and maintain a safety management system ("SMS") which complies with all laws, rules and regulations, and with all the codes, guidelines and standards recommended by the International Maritime Organisation (including without limitation, The International Management Code for the Safe Operation of Ships and for Pollution Prevention as adopted by the International Maritime Organisation as Resolutions A.741(18) and A.788(19) (as amended from time to time, the "ISM Code")), the flag state of the Vessel and the Vessel's Classification Society (if applicable), which may from time to time be applicable to the Vessel and/or the Owner and/or the approved manager, and which is otherwise appropriate having regard to the Owner's obligations under this Mortgage;

         14.1.18 to obtain and maintain in force at all times valid certificates evidencing compliance with the requirements of Clause 14.1.17, including, without limitation, a valid Document of Compliance in relation to itself and a valid Safety Management Certificate in respect of the Vessel as required by the ISM Code;

         14.1.19 to provide the Mortgagee with copies of any such Document of Compliance and Safety Management Certificate upon issuance; and

         14.1.20 to keep or procure that there is kept on board the Vessel at all times a copy of any such Document of Compliance and the original of any such Safety Management Certificate.

14.2 The Borrower shall not, at any time in the Security Period, without the prior written consent of the Lender:

         14.2.1 (unless in the ordinary course of its business) convey, assign, transfer, sell or otherwise dispose of or deal with any of its real or personal property, assets or rights, whether present or future;

         14.2.2 mortgage, charge, pledge, use as a lien or otherwise encumber, any part of its undertaking, property, assets or rights, whether present or future, (provided that where any such lien arises in the ordinary course of business, the Borrower shall promptly discharge the same);

         14.2.3 make any loans or advances to, or any investments in, any person (including, without limitation, any officer, director, stockholder, employee or customer of the Borrower);

         14.2.4 borrow any money (other than that contemplated by this Agreement) or enter into any agreement for payment on deferred terms or any equipment lease or contract or hire agreement (but so that this covenant shall not prevent it from availing itself in the ordinary course of its business of the usual trade credits available from suppliers of necessaries to shipowners);

         14.2.5 assume, guarantee or endorse, or otherwise become or remain liable for, any obligation of any other person save pursuant to the Security Documents;

         14.2.6     authorise or accept any capital commitment;

         14.2.7 make any payment of principal or interest to any of its shareholders in respect of any loans or loan capital made available to it by its shareholders, or declare or pay any dividends upon any of its shares or stock or otherwise distribute any assets to any of its shareholders whether in cash or otherwise;

         14.2.8 consolidate or subdivide or alter any of the rights attached to, or reduce, any of its share capital, or capitalise, repay or otherwise distribute any amount outstanding to the credit of any capital or revenue reserves, redeem any of its share capital in any way or enter into any arrangement with its creditors;

         14.2.9 issue any further shares or stock or register any transfer of any of its shares or stock,
                    or  admit  any   new  member,  whether  by  subscription  or
                    transfer;

         14.2.10    consolidate, amalgamate or merge with any other entity;

         14.2.11    form or acquire any subsidiary;

         14.2.12 alter or extend its financial year for the purposes of the preparation of its accounts, or change its auditors;

         14.2.13 alter any of the provisions of its memorandum and articles of association or other constitutional documents;

         14.2.14 permit any changes to be made in the identity of its directors, officers or senior management personnel.

15. EVENTS OF DEFAULT

15.1 There shall be an Event of Default should any one or ore of the following happen:

         15.1.1 the Borrower fails to make any payment due under any of the Security Documents on its due date, or, in respect of moneys payable on demand, (unless otherwise specifically provided) within seven (7) days from the date of such demand;

         15.1.2 the Borrower is in breach of any one or more of the provisions of the Security Documents relating to the Insurances;

         15.1.3 the Borrower fails to comply with any provision of the Security Documents other than those referred to in Clauses
                    15.1.1 and 15.1.2 and, in the case of any such default which the Lender considers capable of remedy, such default continues for a period of seven (7) days after the Lender, by notice to the Borrower, requires the same to be remedied;

         15.1.4 any licence, approval, consent, authorisation or registration at any time necessary or desirable for the validity, enforceability or admissibility in evidence of the Security Documents, or for the Borrower to comply with its obligations thereunder, or in connection with the ownership or operation of the Vessel, is revoked, withheld or expires, or is modified in what the Lender considers a material respect;

         15.1.5 the Vessel becomes a Total Loss and (without prejudice to the Borrower's obligations under Clause 5.3) the Lender does not receive, within ninety (90) days following the occurrence of the Total Loss, the insurance proceeds relating to the

                    Total Loss in an amount not less than the amount for which the Vessel is required to be insured under the Security Documents as at the date of the event or circumstances giving rise to the Total Loss or, if lower, the amount of the Outstanding Indebtedness at the date of receipt by the Lender;

         15.1.6 a petition is filed, or an order made, or an effective resolution passed, for the compulsory or voluntary winding-up or dissolution of the Borrower (other than for the purposes of amalgamation or reconstruction in respect of which the prior written approval of the Lender has first been obtained) or any proceedings analogous to winding-up proceedings are begun in any jurisdiction in relation to the Borrower, or if the Borrower suspends payment of, or is unable to or admits inability to pay, its debts as they fall due or makes any special arrangement or composition with its creditors generally or any class of its creditors;

         15.1.7 an administrator, administrative receiver, receiver or trustee or similar official is appointed of the whole, or what the Lender considers a material part, of the property, assets or undertaking of the Borrower, or if the Borrower applies for, or consents to, any such appointment;

         15.1.8 an encumbrancer takes possession of, or distress or execution is levied upon, the whole, or what the Lender considers a material part, of the property, assets or undertaking of the Borrower;

         15.1.9 the Borrower ceases, or threatens to cease, to carry on its business, or disposes or threatens to dispose of what the Lender considers a material part of its property, assets or undertaking, or such a part is seized or appropriated;

         15.1.10 anything is done, suffered or omitted to be done or occurs which, in the opinion of the Lender, would in any way imperil the security created by the Security Documents;

         15.1.11 an event of default occurs in relation to any obligation whatsoever of the Borrower in respect of borrowed money, whether from the Lender or any other lender or any guarantee or indemnity given by the Borrower is not honoured when called;

         15.1.12 any representation or warranty made or deemed to be made in any of the Security Documents, or in any certificate or statement delivered in connection with any of the Security Documents or in the negotiations leading up to the conclusion of this Agreement is, or at any time becomes, incorrect in any respect which the Lender considers materially adverse to the Lender, as if such representation or warranty were made as of such time;

         15.1.13 the Borrower ceases to be a company duly registered in good standing in the place in which it was incorporated;

         15.1.14 it becomes impossible or unlawful for the Borrower to fulfil any of its obligations under the Security Documents, or for the Lender to exercise any of the rights vested in it by, or to enforce the security constituted by, the Security Documents;

         15.1.15 if, without the prior written consent of the Lender, there is any change in the legal or beneficial ownership of the shares/stock of the Borrower;

         15.1.16 if, in the opinion of the Lender, there is any material adverse change in the financial condition or prospects of the Borrower;

         15.1.17 if any of the events specified in Clauses 15.1.1 to 15.1.16 inclusive occurs (mutatis mutandis) in relation to the Guarantor or to any other party to the Security Documents (other than the Lender);

         15.1.18 if any other party to the Security Documents, being an individual, dies or becomes of unsound mind or is unable or admits in writing his or her inability to pay his or her debts as they fall due or makes a general assignment for the benefit of his or her creditors, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or a petition or an answer to a petition seeking an arrangement with his or her creditors;

         15.1.19 any Event of Default (as so described in any other of the Security Documents) occurs.

15.2 Upon the occurrence of an Event of Default and at any time thereafter the Lender may, without prejudice to any of its rights and remedies under any of the other Security Documents or otherwise, take any one or more of the following actions:

         15.2.1 by written notice to the Borrower declare its commitment to advance the Loan cancelled, whereupon the same shall be cancelled;

         15.2.2 by written notice to the Borrower demand the immediate repayment of the Outstanding Principal, all interest accrued thereon and all other Outstanding Indebtedness, whereupon the same shall become immediately due and payable, bearing interest at the Default Rate in accordance with the provisions of Clause 6.4;

         15.2.3 take steps to enforce the security created by the Security Documents and/or otherwise exercise the rights and remedies conferred upon it by this Agreement and the other Security Documents and exercisable on or after the occurrence of an Event of Default.

16. INDEMNITIES AND EXPENSES

16.1 The Borrower shall indemnify the Lender, on demand, against any losses, expenses or liabilities whether actual or contingent, (as to the amount of which the Lender's certificate shall be conclusive and binding upon the Borrower, except in case of manifest error) suffered or incurred by the Lender in connection with or as a result of:

         16.1.1 the Loan not being drawn in full on the Drawdown Date specified in the Borrower's notice of drawdown for any reason, other than as a result of a default by the Lender; or

         16.1.2 any repayment or prepayment of the whole or any part of the Outstanding Principal being made on any date other than the last day of the Interest Period applicable thereto; or

         16.1.3 any default in payment by the Borrower of any sum due under the Security Documents on its due date; or

         16.1.4 the occurrence or continuance of an Event of Default and/or any event which, with the giving of notice and/or lapse of time, would constitute an Event of Default.

         Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed by the Lender in order to fund any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred by the Lender in liquidating or employing deposits from third parties taken to make, maintain or fund the Loan or the Outstanding Principal (or any part thereof) or any other amount due or to become due to the Lender under the terms of the Security Documents.

16.2 The Borrower shall pay to the Lender on demand, and indemnify and keep the Lender indemnified against, all costs, charges, expenses, claims, liabilities, losses, duties and fees (including, but not limited to, legal fees and expenses on a full indemnity basis) and taxes thereon suffered or incurred by the Lender:

         16.2.1 in the negotiation, preparation, printing, execution and registration of this Agreement and the other Security Documents;

         16.2.2 in the enforcement or preservation or the attempted enforcement or preservation of any of the Lender's rights and powers under this Agreement and the other Security Documents or of the security constituted by the Security Documents;

         16.2.3 in connection with any actual or proposed amendment of or supplement to this Agreement or any other of the Security Documents, or with any request of the Lender to grant any consent or waiver in respect of any provision of this Agreement or any other of the Security Documents, whether or not the same is given;

         16.2.4 arising out of any act or omission made by the Lender in good faith in connection with any of the matters dealt with in the Security Documents.

16.3 The Borrower shall pay any and all stamp, documentary, registration and like taxes or charges imposed by governmental authorities in relation to this Agreement and the other Security Documents, and shall indemnify the Lender against any and all liabilities with respect to, or resulting from, delay or omission on the part of the Borrower to pay such taxes or charges.

16.4 Any amount received or recovered by the Lender in respect of any moneys or liabilities due, owing or incurred by the Borrower to the Lender (whether as a result of any judgment or order of any court or in the bankruptcy, administration, reorganisation, liquidation or dissolution of the Borrower or by way of damages for any breach of any obligation to make any payment to the Lender) in a currency (the "Currency of Payment") other than Dollars in whatever circumstances and for whatever reason shall only constitute a discharge to the Borrower to the extent of the amount in Dollars which the Lender is able or would have been able, on the date or dates of receipt by it of such payment or payments in the Currency of Payment (or, in the case of any such date which is not a Banking Day, on the next succeeding Banking Day), to purchase in the foreign exchange market of its choice with the amount or amounts so received.

16.5 If the amount of Dollars which the Lender is so able to purchase falls short of the amount originally due to the Lender hereunder, the Borrower shall indemnify and hold the Lender harmless against any loss or damage arising as a result by paying to the Lender that amount in Dollars certified by the Lender as necessary to so indemnify and hold harmless the Lender. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any such judgment or order. The certificate of the Lender as to the amount of any such loss or damage aforesaid (which shall be deemed to constitute a loss suffered by the Lender) shall (save in case of manifest error) for all purposes be conclusive and binding on the Borrower.

17. ASSIGNMENTS AND TRANSFERS

17.1 This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

17.2 The Borrower may not assign or transfer all or any of its rights, benefits or obligations under this Agreement or under any of the other Security Documents without the Lender's prior written consent.

17.3 The Lender may freely assign and/or sub-participate all or any of its rights and benefits under this Agreement and under the other Security Documents.

17.4 The Lender may transfer all or any of its obligations under this Agreement and under the other Security Documents subject to the prior consent of the Borrower, which shall not be unreasonably withheld, provided that no such consent shall be required in the case of a transfer to a subsidiary, affiliate or holding company of the Lender.

17.5 The Lender may disclose to any potential transferee, assignee or sub-participant, or to any other party with whom it may propose to enter into contractual relations in connection with this Agreement or any other of the Security Documents, such information about the Borrower and its business, assets or financial condition as the Lender shall consider appropriate.

17.6 The Lender may at any time and from time to time change its lending office and/or delegate any one or more of its rights, powers and/or obligations under this Agreement and the other Security Documents to any person.

17.7 The Borrower undertakes to do or to procure all such acts and things and to sign, execute and deliver or procure the signing, execution and delivery of all such instruments and documents as the Lender may reasonably require for the purpose of perfecting any such assignment, transfer, sub-participation, change or delegation as aforesaid.

18. CHANGE IN CIRCUMSTANCES

18.1 If at any time prior to the commencement of any Interest Period, the Lender shall determine that, by reason of circumstances affecting the currencies market generally, adequate and reasonable means do not or will not exist for ascertaining the Interest Rate applicable to such Interest Period, then the Lender shall give notice thereof (hereinafter called a "Determination Notice") to the Borrower. If the Determination Notice shall be given prior to the Loan or any part thereof being advanced by the Lender, then the Lender's obligation to advance the Loan or any part thereof shall be suspended during the continuation of such circumstances. The

         Borrower and the Lender shall in any event negotiate in good faith in order to agree a mutually satisfactory Interest Rate or Rates, Interest Period or Periods and Interest Date or Dates to be substituted for those which would otherwise have applied under this Agreement.

18.2 If the Lender shall determine that, by reason of circumstances affecting the currencies market generally, deposits in Dollars are not available to it in sufficient amounts in the ordinary course of business and that accordingly the Lender will not be able to make, fund or maintain the Loan or the Outstanding Principal, then the Lender may serve written notice of such determination on the Borrower (whereupon the obligation of the Lender to make, fund or maintain the Loan or the Outstanding Principal or any part thereof shall cease) requiring the Borrower to prepay the Outstanding Principal on the next Interest Date following the date of such notice, and the Borrower shall prepay the Outstanding Principal to the Lender on such Interest Date in accordance with and subject to the provisions of Clause 18.6.

18.3 The Lender will not be liable for any failure on its part to provide the Loan or maintain the Outstanding Principal or any part thereof resulting, directly or indirectly, from any action, inaction or purported action of any government or governmental agency or any strike, boycott or blockade or any cause whatsoever outside its control.

18.4 If, as a result of the introduction of or any change in any applicable law, regulation or official directive (whether or not having the force of law), or in the interpretation thereof by any authority charged with the administration thereof or by any court of competent jurisdiction, or compliance by the Lender with any directive, request or requirement from any applicable governmental, fiscal or monetary authority (whether or not having the force of law):

         18.4.1 there is any change in the basis of taxation (other than the basis of taxation of the Lender's overall net income) of payments by the Borrower to the Lender of principal, interest or otherwise; or

         18.4.2 there is any change in the basis of taxation of payments by the Lender of principal or interest on, or otherwise in respect of, deposits taken from third parties to make, fund or maintain the Loan or the Outstanding Principal; or

         18.4.3 any reserve, special deposit, cash ratio, liquidity or other requirements are imposed, modified or deemed applicable against assets held by or deposits in or for the account of, or loans by, the Lender; or

         18.4.4 any other condition is imposed on the Lender in respect of the transactions contemplated by this Agreement or any other of the Security Documents;

         and, as a result, the cost to the Lender of making, funding or maintaining the Loan or the

         Outstanding Principal or any part thereof is increased, or the amount payable or the effective return to the Lender under this Agreement is reduced, then, and in any such case, the Lender shall notify the Borrower as soon as practicable of the same and the Borrower shall pay to the Lender from time to time upon demand such additional moneys as the Lender shall specify to be necessary to indemnify the Lender for any increased cost, reduction in principal or interest receivable or other foregone return whatsoever. It shall not be a defence to a claim by the Lender under this Clause that any such increased cost or reduction could have been avoided by the Lender. Any amount due from the Borrower under this Clause 18.4 shall be due as a separate debt and shall not be affected by judgement being obtained for any other sums due under or pursuant to this Agreement.

18.5 Notwithstanding anything to the contrary contained in this Agreement, if the introduction of, or any change in, any applicable law or regulation, or in the interpretation thereof by any authority charged with the administration thereof or by any court of competent jurisdiction, makes it unlawful for the Lender to maintain or give effect to its obligations under this Agreement, then the Lender may serve written notice on the Borrower declaring the Lender's obligations under this Agreement terminated, whereupon the same shall terminate forthwith and the Borrower shall immediately prepay the Outstanding Principal to the Lender in accordance with and subject to the provisions of Clause 18.6.

18.6 Where the Outstanding Principal is to be prepaid by the Borrower pursuant to any of the provisions of this Clause 18, the Borrower shall simultaneously with such prepayment pay to the Lender all accrued interest on the Outstanding Principal and all other sums payable by the Borrower to the Lender pursuant to this Agreement, together with such amounts as may be certified by the Lender to be necessary to compensate the Lender for any loss (including, without limitation, loss of profit), penalty or expense incurred or to be incurred by it on account of funds borrowed in order to make, fund or maintain the Loan or the Outstanding Principal (or any part thereof) as a consequence of such prepayment being made other than on the last day of an Interest Period applicable to the whole amount prepaid.

18.7 The certificate or determination of the Lender as to any of the matters referred to in this Clause 18 shall, save for any manifest error, for all purposes be conclusive and binding on the Borrower.

19. SET-OFF AND LIEN

19.1 The Borrower authorises the Lender, without prejudice to any of the Lender's rights at law, in equity or otherwise, at any time and without notice to the Borrower:

         19.1.1 to combine and/or consolidate all or any accounts (whether current, deposit, loan or of any other nature whatsoever, whether subject to notice or not and in whatever currency) of the Borrower with any branch of the Lender;

         19.1.2 to apply any credit balance (whether or not then due) on any such account or accounts of the Borrower in or towards satisfaction of any sum due and payable but not paid to the Lender and any other liability of the Borrower (whether actual or contingent) under this Agreement and/or any of the Security Documents; and

         19.1.3 to do in the name of the Borrower and/or the Lender all such acts and execute all such documents as may be necessary or expedient to effect such application.

         For all or any of the above purposes, the Lender is authorised to purchase with the moneys standing to the credit of such account or accounts any such other currency or currencies as may be necessary to effect such application. The Lender shall not be obliged to exercise any right given to it by this Clause 19.

19.2 The Lender shall have a lien on all property and assets of the Borrower which, or the certificates of or the deeds of title for which, may from time to time be held by the Lender, whether for safe-keeping or otherwise.

20.      MISCELLANEOUS

20.1 Time is of the essence as regards every obligation of the Borrower under this Agreement and the other Security Documents, but no delay or omission by the Lender to exercise any right, power or remedy vested in it under this Agreement or any other of the Security Documents or by law shall impair such right, power or remedy, or be construed as a waiver of, or as an acquiescence in, any default by the Borrower. If the Lender on any occasion agrees to waive any such right, power or remedy, such waiver shall not in any way preclude or impair any further exercise thereof or the exercise of any other right, power or remedy. Any waiver by the Lender of any provision of this Agreement or any other of the Security Documents, and any consent or approval given by the Lender, shall only be effective if given in writing and then only strictly for the purpose and upon the terms for which it is given. Neither this Agreement nor any of the other Security Documents may be amended or varied orally but only by an instrument signed by each of the parties thereto.

20.2 The rights, powers and remedies of the Lender contained in this Agreement and the other Security Documents are cumulative and not exclusive of each other nor of any other rights, powers or remedies conferred by law, and may be exercised from time to time and as often as the Lender may think fit.

20.3 If at any time one or more of the provisions of this Agreement or any other of the Security Documents is or becomes invalid, illegal or unenforceable in any respect under any law by which it may be governed or affected, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired as a result.

20.4 This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute but one and the same instrument.

21. FURTHER ASSURANCE

21.1 The Borrower shall, upon demand, and at its own expense, sign, perfect, do, execute and register all such further assurances, documents, acts and things as the Lender may require for the purpose of more effectually accomplishing or perfecting the transaction or security contemplated by this Agreement.

22.      NOTICES

22.1 All notices (which expression includes any demand, request, consent or other communication) to be given by one party to the other under this Agreement and the other Security Documents shall be in writing and (unless delivered personally) shall be given by telefax or first class pre-paid post (airmail if sent internationally) and be addressed:

         22.1.1     in the case of the Lender, as follows:

                    1A, Majesty Building,
                    138 Pu Dong Road,
                    Shanghai, PRC
                    Attn. Mr. Ryan Pan / Mr. Zhao Lei

                    Fax No.: 86-21-58885977

         22.1.2     in the case of the Borrower, as follows:

                    5F, 950 Dalian Road,
                    Shanghai, PRC
                    Attn. Mr. Li Guang

                    Fax No.: 86-21-65869076

22.2 If either the Lender or the Borrower wishes to change its address for communication, the one shall give to the other not less than five (5) Banking Days' notice in writing of the change desired.

22.3 Notices to the Borrower addressed as provided above shall be deemed to have been duly given when despatched (in the case of telex and telefax), when delivered (in the case of personal delivery), two (2) days after posting (in the case of letters sent within the same country), or five (5) days after posting (in the case of letters sent internationally). Notices to the Lender shall be effective only upon their actual receipt by the Lender. In each of the above cases any notice received on a non-working day or after business hours in the country of receipt shall be deemed to be given on the next following working day in such country.

22.4 All notices and documents to be given or delivered pursuant to or otherwise in relation to this Agreement and the other Security Documents shall be in the English language or be accompanied by a certified English translation.

23. APPLICABLE LAW AND JURISDICTION

23.1 This Agreement shall be governed by and construed in accordance with PRC law.

23.2 The Borrower irrevocably agrees for the exclusive benefit of the Lender that the PRC courts shall have non-exclusive jurisdiction in relation to any dispute and any suit, action or proceeding (referred to together in this Clause 23 as "Proceedings") which may arise out of or in connection with this Agreement and/or any of the other Security Documents, and for such purposes irrevocably submits to the jurisdiction of such courts.

23.3     The Borrower irrevocably agrees:

         23.3.1 that, for the purpose of Proceedings in the PRC, any summons, writ or other legal process may be served upon YONGZHENG INERNATIONAL MARINE HOLDINGS CO., LTD., a company incorporated in the PRC with its registered office at 5F, 950 Dalian Road, Shanghai, PRC who is authorised to accept service on behalf of the Borrower, which shall be deemed to be good service on the Borrower; and

         23.3.2 that throughout the Security Period the Borrower will maintain a duly appointed process agent in Hong Kong, duly notified to the Lender, and that failure by any such process agent to give notice thereof to the Borrower shall not impair the validity of such service or of a judgment or order based thereon.

23.4 Nothing in this Clause 23 shall affect the right of the Lender to serve process in any manner permitted by law or limit the right of the Lender to take Proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings by the Lender in any other jurisdiction, whether concurrently or not.

23.5 The Borrower irrevocably waives any objection which it may now or hereafter have on the grounds of inconvenient forum or otherwise to Proceedings being brought in any such court as is referred to in this Clause 23, and further irrevocably agrees that a judgment or order in any Proceedings brought in the PRC courts shall be conclusive and binding upon the Borrower and may be enforced without review in the courts of any other jurisdiction.

23.6 The Borrower consents generally in respect of any Proceedings arising out of or in connection with this Agreement and/or any of the other Security Documents to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets whatsoever of any order or judgment which may be made or given in such Proceedings.

23.7 To the extent that the Borrower may be entitled in any jurisdiction to claim for itself or its property or assets immunity in respect of its obligations under this Agreement and/or any of the other Security Documents from service of process, jurisdiction, suit, judgment, execution, attachment (whether before judgment, in aid of execution or otherwise) or legal process, or to the extent that in any such jurisdiction there may be attributed to it or its property or assets such immunity (whether or not claimed) the Borrower irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

24. AGENTS AND REPRESENTATIVES IN PANAMA

24.1 The Owner and the Mortgagee each confer a special power of attorney with right of substitution upon all partners from time to time of Messrs. Holman Fenwick & Willan and Messrs. Morgan & Morgan, empowering any such partners to take all necessary steps to record this instrument of mortgage in the appropriate registry, and to make any and all amendments to this Mortgage which such firms or any such partners may deem necessary or expedient for such registration.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNED for and on behalf of YONGCHEN )                YONGCHEN INTERNATIONAL
INTERNATIONAL SHIPPING LIMITED by )                  SHIPPING LIMITED (Stamp)
ZHANG XIN YU, its duly authorised director )             /S/ XINYU ZHANG

Whose signature is verified by:          )
HENRY CM FUNG
Sollictor, HongKong SAR
c/o Holman, Fenwick & Willian (Stamp)

HENRY FUNG



SIGNED for and on behalf of XIAMEN       )            XIAMEN INTERNATIONAL BANK
INTERNATIONAL BANK, SHANGHAI             )             SHANGHAI BRANCH  (Stamp)
BRANCH by ZHU Jian Wu, its duly          )                   /S/ RYAN PAN
authorised signatory whose signature is  )
verified by                              )

HENRY CM FUNG
Sollictor, HongKong SAR
c/o Holman, Fenwick & Willian (Stamp)

HENRY FUNG

                     Yongchen International Shipping Limited

                                16B, EIB Centre,

                                40 Bonham Strand,

                                    Hong Kong

To:    Xiamen International Bank (Shanghai Branch)
       1A, Majesty Building,
       138 Pu Dong Road,
       Shanghai,

       PRC

         (By post)

Attn. Mr. Ryan Pan

Dear Sirs,

Re:    M.V. "Qian Yin" - US$1,200,000 Loan Agreement dated 10th August 2006

We are the Borrower under the captioned Loan Agreement.

Reference is made to the negative undertakings under Clause 14.2 of the Loan Agreement; particularly sub clauses 14.2.1, 14.2.7, 14.2.8, 14.2.9, 14.2.10 and
14.2.11.

Owing to the business development and possible company restructure and possible listing of our holding company, we would like to remove these clauses in the Loan Agreement (and other relevant loan documentation).

If you need further documents / information, please contact our Mandy Guo at
(86) 21 - 55958601 ext 833.

Please confirm your agreement below.

Dated the 10th day of December 2006.

Yours faithfully,

FOR AND ON BEHALF OF
YONGCHEN INTERNATIONAL SHIPPING LIMITED (Stamp)


/S/ XINYU ZHANG
----------------------------------
For and on behalf of
Yongchen International Shipping Limited

                                                                       Agreed by
                                                       XIAMEN INTERNATIONAL BANK
                                                         SHANGHAI BRANCH (Stamp)

                                                                    /S/ RYAN PAN
                                  ----------------------------------------------
                                                            For and on behalf of
                                     XIAMEN INTERNATIONAL BANK (SHANGHAI BRANCH)